SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 20:     SUBSEQUENT EVENTS

On January 14, 2020, the Company consummated the acquisition of 100% of the shares of Content IQ LLC, also known as “Content IQ”.

Content IQ is a privately held company founded in 2014, based in New York City. Content IQ has created data algorithm and analytics tools that deconstruct content, revenue and distribution to solve current major digital publishing challenges.

The total consideration is up to $73,050, which is comprised of $15,000 paid in cash at closing, with an additional maximum amount of $11,000 to be paid as a retention incentive. As part of the total consideration, there is a maximum amount of $47,050 in earn-outs over a period of two years. The earn-outs are tied to revenue and EBITDA-based metrics.

The purchase price allocation is considered preliminary, and additional adjustments may be recorded during the measurement period in accordance with ASC 805. Fair values still under review include values assigned to identifiable intangible assets, goodwill, deferred income taxes and contingent liabilities.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Fair value

Current assets	$45
Property and equipment, net	4
Technology	12,167
Customer Relationship	4,043
Goodwill	22,470
Net assets acquired	$38,729